UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00642

DWS International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2013

Annual Report

to Shareholders

DWS Global Equity Fund

(formerly DWS Diversified International Equity Fund)

Contents

3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
22 Statement of Changes in Net Assets
23 Financial Highlights
29 Notes to Financial Statements
41 Report of Independent Registered Public Accounting Firm
42 Information About Your Fund's Expenses
44 Tax Information
45 Advisory Agreement Board Considerations and Fee Evaluation
50 Board Members and Officers
56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,
Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

DWS Global Equity Fund returned 22.16% during the 12-month period ended October 31, 2013, behind the 23.29% return of the MSCI All Country (AC) World Index.

Global equities delivered very strong returns during the past year, as investors responded enthusiastically to an environment of improving global growth, healthy corporate earnings and the accommodative policies of the world's central banks. In the United States, strength in the housing and auto sectors served as evidence that the economy was finally experiencing self-sustaining growth, which in turn fueled investors' appetite for risk. The European markets performed particularly well on signs of improving growth and the ongoing stabilization of the region's debt problems. Europe's gross domestic product growth appears on track to return to positive territory in 2014, which is fueling a revival in both consumer and business confidence. Accordingly, investors gravitated to markets that provide the highest beta (or market sensitivity), such as Spain, Portugal and France. The backdrop was also favorable in Asia, thanks to the aggressive monetary policy of the Bank of Japan and signs that China's economy has begun to stabilize.

Fund Performance

On July 12, 2013, the fund's name changed from DWS Diversified International Equity Fund to DWS Global Equity Fund, reflecting a change in its strategy and management team. The fund's benchmark also changed, switching from the MSCI EAFE Index to the MSCI All Country (AC) World Index. The fund's 12-month results therefore incorporate the results of two management teams.

Investment Process
Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well positioned for growth. Portfolio management utilizes a proprietary investment process designed to identify attractive investments utilizing proprietary research, including regional and sector research, conducted by in-house analysts. The investment process also takes into consideration various valuation metrics to assess the attractiveness of stocks and assists portfolio management in devising allocations among investable securities.

Prior to the change in management, the fund slightly underperformed the MSCI EAFE Index. The primary source of underperformance in this interval was the fund's position in two exchange-traded funds (ETFs) linked to the performance of the emerging markets: Vanguard Emerging Markets and iShares MSCI Emerging Markets. Emerging-markets stocks lagged their developed-market counterparts by a wide margin during the past year, reflecting the slowing growth in key economies such as China, India and Brazil. We elected to close these positions upon taking over the fund in July.

"The philosophy underpinning our approach is that in an environment of sluggish global growth, companies with superior revenue and profit growth will excel."

The fund's sector allocations also played a role in results prior to the changeover. During this time, performance was helped by the fund's underweight position in the energy sector and its overweight in information technology, while underweights in consumer staples and financials detracted. In terms of individual stock selection, the fund generated the best relative performance in technology and utilities, but it fell short in the telecommunications and consumer discretionary groups. The top individual contributors were ASML Holding NV and Nokia Oyj,* while the largest detractors were Royal Koninklijke (Royal) KPN NV* and Toyota Motor Corp.*

* Not held in the portfolio as of October 31, 2013.

After we took over the fund on July 12, 2013, the fund underperformed slightly due to our stock selection in the consumer staples and financial sectors. The leading contributors were Unipol Gruppo Finanziario S.p.A. and Alliance Data Systems Corp., while the largest detractors were PT Gudang Garam Tbk and Swedish Match AB. It's important to keep in mind, however, that our approach is intended to outperform over a full market cycle and not in this type of short-term time frame.

Outlook and Positioning

The philosophy underpinning our approach is that the stocks of companies with superior revenue and profit growth should outperform in an environment of sluggish global economic activity. Accordingly, our bottom-up approach is geared toward identifying companies with sustainable, above-average growth that we believe can succeed irrespective of economic and market "noise." We have found a high representation of such companies in areas such as technology (specifically social media, IT services and electronic payments), and those with exposure to important trends, such as emerging-markets consumer spending, the U.S. energy boom, the favorable commercial aerospace cycle and the need to alleviate the pressure of rising health care costs.

Our global approach means that we have an extensive universe — the U.S., developed-market international and emerging markets — from which to select such growth companies. The emerging markets, in particular, are home to a wealth of companies that offer the types of characteristics we seek. We find the BRICs (Brazil, Russia, India and China) less compelling since the performance of individual stocks in these countries tends to be dominated by top-down factors, such as commodity prices or investors' general appetite for risk. Instead, we have found the most attractive opportunities in the smaller markets, such as Indonesia, Malaysia, Thailand, Turkey and Nigeria. Generally speaking, we have emphasized companies that are in a position to take advantage of the growing wealth of the middle class, such as certain banks, consumer stocks and health care providers. We believe many companies we hold in these areas feature the type of structural, organic growth that we seek, rather than growth that is dependent on the economic cycle.

We also established investments in a number of developed-market companies with exposure to growth trends in the emerging markets. For instance, the growth of the emerging middle class is creating rising demand for air travel, which in turn is leading to higher demand for new airplanes. This has benefited stocks such as United Technologies Corp. and Precision Castparts Corp., both of which we held in the fund as of October 31, 2013.

While the fund has an emerging-markets component to it, most of the portfolio — about 90% as of October 31, 2013 — is invested in companies domiciled in the developed markets. The majority of this allocation is invested in the United States and Europe, where we are currently finding the best bottom-up opportunities. Conversely, we are currently finding fewer options in Japan, where the majority of individual stock performance has been the result of investors' reaction to central-bank policy rather than company-specific developments.

On a sector basis, our bottom-up approach has led us to establish overweight positions in the industrial, health care, consumer staples and technology sectors, and underweights in slower-growing areas such as utilities, telecommunications, financials and energy.

Ten Largest Common Stocks at October 31, 2013 (20.7% of Net Assets)	Country	Percent
1. JPMorgan Chase & Co. Provider of global financial services	United States	2.3%
2. MasterCard, Inc. Offers transaction processing and related services	United States	2.2%
3. Brookfield Asset Management, Inc. Asset management company focused on the real estate and power generation sectors	Canada	2.2%
4. Alliance Data Systems Corp. Provides card services, loyalty and marketing solutions	United States	2.2%
5. Canadian Pacific Railway Ltd. Provides freight and intermodal services	Canada	2.1%
6. Pernod Ricard SA Manufactures wine and spirits	France	2.0%
7. Precision Castparts Corp. Manufacturer of complex metal components and products	United States	2.0%
8. Amphenol Corp. Designs, manufactures and markets electrical, electronic and fiber optic connectors	United States	1.9%
9. Praxair, Inc. Producer of industrial gases and specialized coatings	United States	1.9%
10. Anheuser-Busch InBev NV Beer brewing company	Belgium	1.9%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

Portfolio Management Team

Nils E. Ernst, PhD, Director

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2004 after two years of industry experience as an Investment Consultant at FERI Institutional Management GmbH, while completing his doctoral studies.

— Portfolio Manager for Global Equities: Frankfurt.

— Completed Bank Training Program ("Bankkaufmann") at Landesbank Hessen-Thueringen, Frankfurt; Master's Degree and PhD in Business Administration ("Diplom-Kaufmann" and "Dr. rer. pol.") from Otto Beisheim Graduate School of Corporate Management with semesters at Georgia Institute of Technology and Hong Kong University of Science and Technology.

Martin Berberich, CFA, Director

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1999 with three years of industry experience; previously, he served as an Institutional Portfolio Manager. Before joining, he worked in the Treasury Department at Robert Bosch GmbH.

— Senior Portfolio Manager for Global Equities and Deputy Portfolio Manager for the DWS Top 50 Welt: Frankfurt.

— Completed Bank Training Program ("Bankkaufmann") at HypoVereinsbank Wuerzburg; MBA ("Diplom-Kaufmann") from University of Wuerzburg; CFA Charterholder.

Sebastian P. Werner, PhD, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

— Portfolio Manager for Global and US Growth Equities: Frankfurt.

— MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr. rer. pol.") from the European Business School, Oestrich-Winkel.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI All Country (AC) World Index tracks the performance of stocks in 45 countries comprising 24 developed and 21 emerging markets.

The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 22 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

An ETF is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

Performance Summary October 31, 2013 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	22.16%	10.47%	6.00%
Adjusted for the Maximum Sales Charge (max 5.75% load)	15.14%	9.17%	5.38%
MSCI All Country (AC) World Index†	23.29%	13.47%	7.65%
MSCI EAFE Index††	26.88%	11.99%	7.71%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	21.39%	9.66%	5.20%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	18.39%	9.52%	5.20%
MSCI All Country (AC) World Index†	23.29%	13.47%	7.65%
MSCI EAFE Index††	26.88%	11.99%	7.71%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	21.39%	9.64%	5.22%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	21.39%	9.64%	5.22%
MSCI All Country (AC) World Index†	23.29%	13.47%	7.65%
MSCI EAFE Index††	26.88%	11.99%	7.71%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	21.98%	10.31%	5.82%
MSCI All Country (AC) World Index†	23.29%	13.47%	7.65%
MSCI EAFE Index††	26.88%	11.99%	7.71%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	22.28%	10.79%	6.25%
MSCI All Country (AC) World Index†	23.29%	13.47%	7.65%
MSCI EAFE Index††	26.88%	11.99%	7.71%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	22.65%	10.93%	6.39%
MSCI All Country (AC) World Index†	23.29%	13.47%	7.65%
MSCI EAFE Index††	26.88%	11.99%	7.71%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.70%, 2.64%, 2.46%, 1.91%, 1.48% and 1.27% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class S shares prior to their inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of the predecessor Fund's original share class during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The MSCI All Country (AC) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. On July 12, 2013 the MSCI All Country (AC) World Index replaced the MSCI EAFE Index as the fund's benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy.

†† MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 22 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
10/31/13	$8.24	$7.94	$7.94	$8.01	$8.00	$8.02
10/31/12	$6.90	$6.64	$6.64	$6.70	$6.71	$6.71
Distribution Information as of 10/31/13
Income Dividends, Twelve Months	$.16	$.11	$.11	$.14	$.18	$.18

Investment Portfolio as of October 31, 2013
	Shares	Value ($)

Common Stocks 97.7%
Belgium 1.9%
Anheuser-Busch InBev NV (Cost $918,559)	12,000	1,245,780
Canada 5.9%
Agnico Eagle Mines Ltd.	14,000	413,420
Brookfield Asset Management, Inc. "A" (a)	36,000	1,425,291
Canadian Oil Sands Ltd.	32,000	623,642
Canadian Pacific Railway Ltd.	9,700	1,386,552
(Cost $3,614,280)		3,848,905
Denmark 2.9%
Coloplast AS "B"	13,000	847,733
DS Norden AS	8,500	374,162
William Demant Holding AS*	6,800	672,867
(Cost $1,712,288)		1,894,762
France 3.9%
Edenred	16,500	560,179
Etablissements Maurel et Prom	20,000	322,534
LVMH Moet Hennessy Louis Vuitton SA	1,900	365,240
Pernod Ricard SA (a)	11,000	1,320,992
(Cost $2,326,004)		2,568,945
Germany 4.0%
BASF SE	8,500	884,142
Fresenius Medical Care AG & Co. KGaA	15,200	1,005,960
Stada Arzneimittel AG	13,000	747,848
(Cost $2,314,745)		2,637,950
India 1.2%
ICICI Bank Ltd. (ADR) (Cost $710,076)	22,000	821,040
Indonesia 1.8%
PT Gudang Garam Tbk	143,000	467,360
PT Indofood CBP Sukses Makmur Tbk	700,000	695,883
(Cost $1,451,881)		1,163,243
Ireland 3.9%
Accenture PLC "A" (b)	12,100	889,350
Alkermes PLC* (c)	6,000	211,140
Experian PLC	38,500	783,824
Shire PLC	16,000	709,232
(Cost $2,253,710)		2,593,546
Italy 1.5%
Unipol Gruppo Finanziario SpA (Cost $657,055)	186,000	985,511
Korea 1.2%
Hyundai Motor Co. (Cost $623,314)	3,200	765,094
Luxembourg 1.0%
Eurofins Scientific (Cost $530,822)	2,300	630,322
Malaysia 1.0%
IHH Healthcare Bhd.* (Cost $677,094)	520,000	680,191
Mexico 1.3%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $909,054)	9,000	839,700
Netherlands 1.4%
ASML Holding NV (Cost $515,749)	9,500	901,908
Norway 1.0%
DNO International ASA* (Cost $463,134)	227,000	642,316
Philippines 2.2%
Metropolitan Bank & Trust Co.	480,000	987,493
Puregold Price Club, Inc.	432,000	451,245
(Cost $1,385,552)		1,438,738
Sweden 5.6%
Atlas Copco AB "A"	23,000	638,423
Meda AB "A"	40,000	449,394
Svenska Cellulosa AB "B"	29,000	823,918
Swedish Match AB	31,000	1,022,576
Telefonaktiebolaget LM Ericsson "B"	60,000	716,594
(Cost $3,436,913)		3,650,905
Switzerland 4.0%
DKSH Holding AG	5,500	459,156
Nestle SA (Registered)	12,168	878,846
Novartis AG (Registered)	5,975	463,166
Pentair Ltd. (Registered) (b)	12,700	852,043
(Cost $1,859,691)		2,653,211
Taiwan 0.7%
Ginko International Co., Ltd. (Cost $465,511)	25,000	477,226
United Kingdom 5.4%
Aberdeen Asset Management PLC	114,000	809,273
Aveva Group PLC	20,000	827,621
British American Tobacco PLC	16,000	881,300
Intertek Group PLC	19,000	1,014,879
(Cost $3,265,374)		3,533,073
United States 45.9%
Aegerion Pharmaceuticals, Inc.*	2,900	240,178
Agilent Technologies, Inc.	7,000	355,320
Allergan, Inc.	6,700	607,087
Alliance Data Systems Corp.* (a)	6,000	1,422,360
Amgen, Inc.	6,000	696,000
Amphenol Corp. "A"	16,000	1,284,640
Beam, Inc.	18,000	1,211,400
Bristol-Myers Squibb Co.	16,000	840,320
Cadence Design Systems, Inc.* (a)	22,000	285,340
CBRE Group, Inc. "A"*	36,000	836,280
Cerner Corp.*	15,000	840,450
Colfax Corp.*	14,000	783,440
Cynosure, Inc. "A"*	13,000	280,930
Danaher Corp.	10,500	756,945
DIRECTV*	14,500	906,105
Dynavax Technologies Corp.*	63,000	77,490
eBay, Inc.*	6,200	326,802
Edwards Lifesciences Corp.*	10,500	684,495
Exxon Mobil Corp.	7,300	654,226
FMC Technologies, Inc.*	15,000	758,250
Google, Inc. "A"*	650	669,877
JPMorgan Chase & Co.	29,000	1,494,660
L Brands, Inc.	14,000	876,540
Las Vegas Sands Corp.	15,500	1,088,410
MasterCard, Inc. "A"	2,000	1,434,200
McDonald's Corp.	8,500	820,420
National Oilwell Varco, Inc.	9,700	787,446
Neurocrine Biosciences, Inc.*	14,000	132,160
Noble Energy, Inc.	14,000	1,049,020
NPS Pharmaceuticals, Inc.* (a)	6,300	181,314
Orexigen Therapeutics, Inc.*	24,000	117,120
Pall Corp.	11,000	885,720
Praxair, Inc.	10,000	1,247,100
Precision Castparts Corp.	5,200	1,317,940
Rackspace Hosting, Inc.* (a)	10,000	512,300
Schlumberger Ltd.	7,000	656,040
Tractor Supply Co.	11,000	784,850
Trimble Navigation Ltd.* (a)	22,844	652,653
United Technologies Corp.	9,500	1,009,375
Volcano Corp.* (a)	7,100	136,107
Yelp, Inc.*	7,000	474,250
(Cost $28,270,821)		30,175,560
Total Common Stocks (Cost $58,361,627)		64,147,926

Participatory Note 1.1%
Nigeria
Zenith Bank PLC (issuer Merrill Lynch International), Expiration Date 8/21/2015* (Cost $743,600)	5,500,000	746,032

Securities Lending Collateral 7.5%
Daily Assets Fund Institutional, 0.08% (d) (e) (Cost $4,896,503)	4,896,503	4,896,503

Cash Equivalents 1.9%
Central Cash Management Fund, 0.06% (d) (Cost $1,274,575)	1,274,575	1,274,575

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $65,276,305)†	108.2	71,065,036
Other Assets and Liabilities, Net	(8.2)	(5,369,502)
Net Assets	100.0	65,695,534

* Non-income producing security.

† The cost for federal income tax purposes was $65,276,305. At October 31, 2013, net unrealized appreciation for all securities based on tax cost was $5,788,731. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,867,089 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,078,358.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2013 amounted to $4,712,131, which is 7.2% of net assets.

(b) Listed on the New York Stock Exchange.

(c) Listed on the NASDAQ Stock Market, Inc.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Belgium	$—	$1,245,780	$—	$1,245,780
Canada	3,848,905	—	—	3,848,905
Denmark	—	1,894,762	—	1,894,762
France	—	2,568,945	—	2,568,945
Germany	—	2,637,950	—	2,637,950
India	821,040	—	—	821,040
Indonesia	—	1,163,243	—	1,163,243
Ireland	1,100,490	1,493,056	—	2,593,546
Italy	—	985,511	—	985,511
Korea	—	765,094	—	765,094
Luxembourg	—	630,322	—	630,322
Malaysia	—	680,191	—	680,191
Mexico	839,700	—	—	839,700
Netherlands	—	901,908	—	901,908
Norway	—	642,316	—	642,316
Philippines	—	1,438,738	—	1,438,738
Sweden	—	3,650,905	—	3,650,905
Switzerland	852,043	1,801,168	—	2,653,211
Taiwan	—	477,226	—	477,226
United Kingdom	—	3,533,073	—	3,533,073
United States	30,175,560	—	—	30,175,560
Participatory Notes	—	746,032	—	746,032
Short-Term Investments (f)	6,171,078	—	—	6,171,078
Total	$43,808,816	$27,256,220	$—	$71,065,036

There have been no transfers between fair value measurement levels during the year ended October 31, 2013.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $59,105,227) — including $4,712,131 of securities loaned	$64,893,958
Investment in Daily Assets Fund Institutional (cost $4,896,503)*	4,896,503
Investment in Central Cash Management Fund (cost $1,274,575)	1,274,575
Total investments in securities, at value (cost $65,276,305)	71,065,036
Foreign currency, at value (cost $495,114)	495,892
Receivable for Fund shares sold	849,021
Dividends receivable	28,789
Interest receivable	503
Foreign taxes recoverable	69,238
Due from Advisor	10,458
Other assets	18,143
Total assets	72,537,080
Liabilities
Payable upon return of securities loaned	4,896,503
Payable for investments purchased	386,785
Payable for Fund shares redeemed	1,406,945
Accrued management fee	18,415
Accrued Directors' fee	1,437
Other accrued expenses and payables	131,461
Total liabilities	6,841,546
Net assets, at value	$65,695,534
Net Assets Consist of
Undistributed net investment income	1,019,440
Net unrealized appreciation (depreciation) on: Investments	5,788,731
Foreign currency	1,811
Accumulated net realized gain (loss)	(53,403,400)
Paid-in capital	112,288,952
Net assets, at value	$65,695,534

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($22,255,204 ÷ 2,700,082 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$8.24
Maximum offering price per share (100 ÷ 94.25 of $8.24)	$8.74
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($212,801 ÷ 26,817 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$7.94
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,628,404 ÷ 457,200 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$7.94
Class R Net Asset Value, offering and redemption price(a) per share ($1,301,254 ÷ 162,469 shares of capitalstock outstanding, $.01 par value, $50,000,000 shares authorized)	$8.01
Class S Net Asset Value, offering and redemption price(a) per share ($13,069,498 ÷ 1,633,537 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$8.00
Institutional Class Net Asset Value, offering and redemption price(a) per share ($25,228,373 ÷ 3,147,255 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$8.02

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $173,137)	$1,798,912
Interest	424
Income distributions — Central Cash Management Fund	1,135
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	73,329
Total income	1,873,800
Expenses: Management fee	471,771
Administration fee	67,396
Services to shareholders	123,081
Distribution and service fees	101,173
Custodian fee	73,440
Audit fee	70,713
Legal fees	17,257
Reports to shareholders	43,982
Registration fees	66,004
Directors' fees and expenses	4,610
Other	33,105
Total expenses before expense reductions	1,072,532
Expense reductions	(123,767)
Total expenses after expense reductions	948,765
Net investment income (loss)	925,035
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	15,681,820
Futures	92,373
Foreign currency	20,513
15,794,706
Change in net unrealized appreciation (depreciation) on: Investments	(2,976,380)
Futures	(5,062)
Foreign currency	4,157
(2,977,285)
Net gain (loss)	12,817,421
Net increase (decrease) in net assets resulting from operations	13,742,456

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$925,035	$1,840,134
Net realized gain (loss)	15,794,706	2,600,936
Change in net unrealized appreciation (depreciation)	(2,977,285)	(1,072,185)
Net increase (decrease) in net assets resulting from operations	13,742,456	3,368,885
Distributions to shareholders from: Net investment income: Class A	(509,189)	(533,655)
Class B	(5,515)	(9,110)
Class C	(50,770)	(48,345)
Class R	(40,840)	(35,940)
Class S	(319,911)	(317,565)
Institutional Class	(813,568)	(720,175)
Total distributions	(1,739,793)	(1,664,790)
Fund share transactions: Proceeds from shares sold	8,497,832	14,681,811
Reinvestment of distributions	1,697,693	1,620,668
Payments for shares redeemed	(29,887,920)	(22,576,102)
Redemption fees	109	292
Net increase (decrease) in net assets from Fund share transactions	(19,692,286)	(6,273,331)
Increase (decrease) in net assets	(7,689,623)	(4,569,236)
Net assets at beginning of period	73,385,157	77,954,393
Net assets at end of period (including undistributed net investment income of $1,019,440 and $1,578,543, respectively)	$65,695,534	$73,385,157

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$6.90	$6.73	$7.36	$6.56		$5.66
Income (loss) from investment operations: Net investment income (loss)a	.10	.15	.12	.08		.08
Net realized and unrealized gain (loss)	1.40	.15	(.58)	.79		1.04
Total from investment operations	1.50	.30	(.46)	.87		1.12
Less distributions from: Net investment income	(.16)	(.13)	(.17)	(.09)		(.22)
Increase from regulatory settlements	—	—	—	.02	d	—
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00 *
Net asset value, end of period	$8.24	$6.90	$6.73	$7.36		$6.56
Total Return (%)b,c	22.16	4.71	(6.44)	13.65		20.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	23	28	37		47
Ratio of expenses before expense reductions (%)	1.77	1.66	1.69	1.61		1.62
Ratio of expenses after expense reductions (%)	1.49	1.58	1.68	1.60		1.41
Ratio of net investment income (%)	1.34	2.25	1.66	1.31		1.53
Portfolio turnover rate (%)	124	21	25	28		152
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$6.64	$6.48	$7.08	$6.31		$5.44
Income (loss) from investment operations: Net investment income (loss)a	.04	.09	.07	.04		.04
Net realized and unrealized gain (loss)	1.37	.15	(.56)	.74		1.00
Total from investment operations	1.41	.24	(.49)	.78		1.04
Less distributions from: Net investment income	(.11)	(.08)	(.11)	(.03)		(.17)
Increase from regulatory settlements	—	—	—	.02	d	—
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00 *
Net asset value, end of period	$7.94	$6.64	$6.48	$7.08		$6.31
Total Return (%)b,c	21.39	3.84	(7.06)	12.75		20.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.4	1	2		3
Ratio of expenses before reductions (%)	2.71	2.60	2.48	2.47		2.59
Ratio of expenses after expense reductions (%)	2.24	2.34	2.44	2.32		2.25
Ratio of net investment income (loss) (%)	.57	1.41	.90	.59		.69
Portfolio turnover rate (%)	124	21	25	28		152
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$6.64		$6.47		$7.08		$6.31		$5.44
Income (loss) from investment operations: Net investment income (loss)a	.04		.10		.07		.04		.04
Net realized and unrealized gain (loss)	1.37		.15		(.57)		.74		1.01
Total from investment operations	1.41		.25		(.50)		.78		1.05
Less distributions from: Net investment income	(.11)		(.08)		(.11)		(.03)		(.18)
Increase from regulatory settlements	—		—		—		.02	d	—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$7.94		$6.64		$6.47		$7.08		$6.31
Total Return (%)b	21.39	c	4.01	c	(7.21	)c	12.75		19.94	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		3		4		6		6
Ratio of expenses before expense reductions (%)	2.50		2.42		2.44		2.34		2.45
Ratio of expenses after expense reductions (%)	2.24		2.33		2.43		2.34		2.24
Ratio of net investment income (loss) (%)	.60		1.54		.91		.57		.70
Portfolio turnover rate (%)	124		21		25		28		152
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.012 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class R	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$6.70		$6.54		$7.16		$6.40		$5.50
Income (loss) from investment operations: Net investment income (loss)a	.08		.13		.11		.07		.08
Net realized and unrealized gain (loss)	1.37		.15		(.58)		.76		1.03
Total from investment operations	1.45		.28		(.47)		.83		1.11
Less distributions from: Net investment income	(.14)		(.12)		(.15)		(.09)		(.21)
Increase from regulatory settlements	—		—		—		.02	c	—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$8.01		$6.70		$6.54		$7.16		$6.40
Total Return (%)	21.98	b	4.44	b	(6.67	)b	13.35		21.19	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		2		2		2		1
Ratio of expenses before expense reductions (%)	2.05		1.87		1.94		1.79		1.62
Ratio of expenses after expense reductions (%)	1.74		1.83		1.90		1.79		1.41
Ratio of net investment income (%)	1.05		2.02		1.44		1.12		1.52
Portfolio turnover rate (%)	124		21		25		28		152
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$6.71	$6.54	$7.15	$6.40		$5.51
Income (loss) from investment operations: Net investment income (loss)a	.11	.16	.14	.10		.11
Net realized and unrealized gain (loss)	1.36	.16	(.57)	.75		1.02
Total from investment operations	1.47	.32	(.43)	.85		1.13
Less distributions from: Net investment income	(.18)	(.15)	(.18)	(.12)		(.24)
Increase from regulatory settlements	—	—	—	.02	c	—
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00 *
Net asset value, end of period	$8.00	$6.71	$6.54	$7.15		$6.40
Total Return (%)b	22.28	5.05	(6.17)	13.72		21.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	12	14	16		21
Ratio of expenses before expense reductions (%)	1.52	1.44	1.46	1.42		1.34
Ratio of expenses after expense reductions (%)	1.34	1.34	1.44	1.39		.94
Ratio of net investment income (%)	1.48	2.53	1.90	1.52		1.99
Portfolio turnover rate (%)	124	21	25	28		152
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.012 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2013		2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$6.71		$6.55	$7.17	$6.40		$5.52
Income (loss) from investment operations: Net investment income (loss)a	.11		.17	.15	.12		.11
Net realized and unrealized gain (loss)	1.38		.15	(.57)	.75		1.01
Total from investment operations	1.49		.32	(.42)	.87		1.12
Less distributions from: Net investment income	(.18)		(.16)	(.20)	(.12)		(.24)
Increase from regulatory settlements	—		—	—	.02	c	—
Redemption fees	.00	*	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$8.02		$6.71	$6.55	$7.17		$6.40
Total Return (%)	22.65	b	5.14	(6.10)	14.10		21.61	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25		32	29	52		47
Ratio of expenses before expense reductions (%)	1.32		1.23	1.25	1.13		1.23
Ratio of expenses after expense reductions (%)	1.24		1.23	1.25	1.13		.94
Ratio of net investment income (%)	1.48		2.71	2.09	1.78		1.99
Portfolio turnover rate (%)	124		21	25	28		152
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Equity Fund (formerly DWS Diversified International Equity Fund) (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $53,404,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($3,127,000) and October 31, 2017 ($50,277,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for each of the open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2013, the Fund's components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income*	$1,019,440
Capital loss carryforwards	$(53,404,000)
Net unrealized appreciation (depreciation) on investments	$5,788,731

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:
	Years Ended October 31,
	2013	2012
Distributions from ordinary income*	$1,739,793	$1,664,790

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2013, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts at October 31, 2013. For the year ended October 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $1,232,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$92,373
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(5,062)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $81,432,582 and $101,151,931, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") served as subadvisor with respect to the investment and reinvestment of assets in the Fund, and was paid by the Advisor for its services. Effective July 12, 2013, QS Investors no longer serves as subadvisor to the Fund and day-to-day portfolio management of the Fund transitioned to DIMA.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

For the period from November 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class follows:
Class A	1.49%
Class B	2.24%
Class C	2.24%
Class R	1.74%
Class S	1.34%
Institutional Class	1.24%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.46%
Class B	2.21%
Class C	2.21%
Class R	1.71%
Class S	1.31%
Institutional Class	1.21%

Accordingly, for the year ended October 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $20,371, and the amount charged aggregated $451,400, which was equivalent to an annual effective rate of 0.67% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2013, the Administration Fee was $67,396, of which $5,541 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$42,889	$42,889
Class B	1,133	1,133
Class C	5,141	5,141
Class R	287	287
Class S	22,606	19,851
Institutional Class	14,336	14,336
	$86,392	$83,637

In addition, for the year ended October 31, 2013, the Advisor reimbursed the Fund $562 of sub-recordkeeping expenses for Institutional shares.

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of each of Class B and C shares of the Fund, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Waived	Unpaid at October 31, 2013
Class B	$2,383	$—	$146
Class C	25,935	—	2,242
Class R	4,034	226	48
	$32,352	$226	$2,436

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2013	Annual Effective Rate
Class A	$55,454	$11,841	$3,601	.20%
Class B	759	277	57	.15%
Class C	8,574	2,819	594	.17%
Class R	4,034	4,034	—	—
	$68,821	$18,971	$4,252

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2013 aggregated $3,201.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2013, the CDSC for Class B and C shares aggregated $550 and $43, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2013, DIDI received $17 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,921, of which $8,534 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective February 7, 2013, Deutsche Bank AG serves as lending agent for the Fund. For the period from February 7, 2013 through October 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $6,144.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2013.

F. Ownership of the Fund

At October 31, 2013, there was one affiliated shareholder account that held approximately 14% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	377,021	$2,845,718	396,525	$2,611,667
Class B	881	6,408	207	1,248
Class C	68,386	503,776	40,063	258,164
Class R	35,754	259,791	69,833	444,742
Class S	231,281	1,696,970	278,874	1,775,276
Institutional Class	426,774	3,185,169	1,463,746	9,590,714
		$8,497,832		$14,681,811
Shares issued to shareholders in reinvestment of distributions
Class A	68,397	$490,404	82,132	$514,965
Class B	725	5,039	1,313	7,981
Class C	6,752	46,929	7,149	43,463
Class R	5,288	36,910	5,342	32,638
Class S	44,753	311,037	50,726	308,419
Institutional Class	116,002	807,374	117,302	713,202
		$1,697,693		$1,620,668
Shares redeemed
Class A	(1,044,258)	$(7,771,428)	(1,296,373)	$(8,545,695)
Class B	(33,147)	(242,363)	(67,641)	(429,849)
Class C	(126,434)	(911,807)	(158,880)	(999,848)
Class R	(186,819)	(1,353,238)	(64,085)	(414,395)
Class S	(502,165)	(3,671,353)	(677,015)	(4,364,724)
Institutional Class	(2,208,857)	(15,937,731)	(1,203,054)	(7,821,591)
		$(29,887,920)		$(22,576,102)
Redemption fees		$109		$292
Net increase (decrease)
Class A	(598,840)	$(4,435,301)	(817,716)	$(5,418,868)
Class B	(31,541)	(230,916)	(66,121)	(420,620)
Class C	(51,296)	(361,102)	(111,668)	(698,221)
Class R	(145,777)	(1,056,537)	11,090	62,985
Class S	(226,131)	(1,663,270)	(347,415)	(2,281,025)
Institutional Class	(1,666,081)	(11,945,160)	377,994	2,482,418
		$(19,692,286)		$(6,273,331)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Equity Fund (formerly DWS Diversified International Equity Fund) (the "Fund") at October 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013 to October 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,060.50	$1,057.30	$1,057.30	$1,059.50	$1,061.00	$1,062.30
Expenses Paid per $1,000*	$7.63	$11.62	$11.62	$8.82	$6.96	$6.45
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,017.80	$1,013.91	$1,013.91	$1,016.64	$1,018.45	$1,018.95
Expenses Paid per $1,000*	$7.48	$11.37	$11.37	$8.64	$6.82	$6.31

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Global Equity Fund	1.49%	2.24%	2.24%	1.74%	1.34%	1.24%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended October 31, 2013, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors, including the Independent Directors, approved the renewal of DWS Global Equity Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,8 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,8 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder9,10 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Effective as of January 9, 2013.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBIBX	DBICX	DBIVX	MGINX
CUSIP Number	23337R 593	23337R 585	23337R 577	23337R 551	23337R 544
Fund Number	499	699	799	2399	559

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	DBITX
CUSIP Number	23337R 569
Fund Number	1501

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DGEF-2
(R-024957-3 12/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL EQUITY FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$63,614	$0	$0	$3,000
2012	$63,582	$0	$0	$0

“All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$3,000	$66,535	$0	$69,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2013